Other assets	12 Months Ended
Dec. 31, 2021
Other Assets Abstract
Other assets

Note 14 − Other assets

The caption of other assets in the consolidated statements of financial condition consists of the following major categories:

(In thousands)	December 31, 2021	December 31, 2020
Net deferred tax assets (net of valuation allowance)	$657,597	$851,592
Investments under the equity method	298,988	250,467
Prepaid taxes	37,924	32,615
Other prepaid expenses	79,845	74,572
Derivative assets	26,093	20,785
Trades receivable from brokers and counterparties	65,460	65,429
Principal, interest and escrow servicing advances	53,942	65,671
Guaranteed mortgage loan claims receivable	98,001	80,477
Operating ROU assets (Note 33)	141,748	131,921
Finance ROU assets (Note 33)	13,459	15,464
Others	155,514	148,048
Total other assets	$1,628,571	$1,737,041
The Corporation enters in the ordinary course of business into technology hosting arrangements that are service contracts. These arrangements can include capitalizable implementation costs that are amortized during the term of the hosting arrangement. The Corporation recognizes capitalizable implementation costs related to hosting arrangements that are service contracts within Others in the table above. As of December 31, 2021, the total capitalized implementation costs amounted to $18.4 million with an accumulated amortization of $8.8 million for a net value of $9.6 million, compared to total capitalized implementation costs amounting to $17.4 million with an accumulated amortization of $4.9 million for a net value of $12.5 million as of December 31, 2020. Total amortization expense for all capitalized implementation costs of hosting arrangements that are service contracts for the year ended December 31, 2021 was $3.9 million (December 31, 2020 - $2.2 million).